UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 4, 2010

Date of report (Date of earliest event reported)

Valmont Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On March 4, 2010, Valmont Industries, Inc., a Delaware corporation (“Valmont”) and Valmont Group Pty Ltd (“Valmont Sub”), a wholly-owned subsidiary of Valmont, announced that Valmont Sub will be commencing a recommended cash offer (the “Offer”) for all of the issued and to be issued ordinary share capital (the “Delta Shares”) of Delta plc (“Delta”), a public limited company incorporated in Great Britain and listed on the London Stock Exchange.  Valmont and Valmont Sub issued an Announcement (the “Rule 2.5 Announcement”) of a firm intention to make an offer for Delta under Rule 2.5 of the City Code on Takeovers and Mergers (the “City Code”) and Valmont also issued a press release.

The Offer will be 185 pence (UK sterling) in cash for each Delta Share, valuing the entire existing ordinary share capital of Delta at approximately £284.5 million, or approximately $429.7 million based on the exchange rate at the close of trading in New York on March 3, 2010.  Valmont Sub will finance the Offer with cash and committed debt financing which will be provided to it by Valmont.

Delta’s board of directors intend to unanimously recommend that Delta’s shareholders accept the Offer.  Following receipt by Valmont Sub within the applicable timescales of valid acceptances to the Offer in respect of not less than 90% of the nominal value of the Delta Shares to which the Offer relates and of the voting rights attached to those shares (or such lower percentage as Valmont Sub may decide provided that such percentage is higher than 50% of the voting rights exercisable at a general meeting of Delta), subject to the other customary conditions being satisfied and/or waived by Valmont Sub, the Offer will become or be declared unconditional in all respects.

Upon the Offer becoming or being declared unconditional in all respects, Valmont Sub intends, pursuant to applicable law, to acquire compulsorily all remaining Delta Shares on the same terms as the Offer. It is Valmont Sub’s intention that, following the Offer becoming or being declared unconditional in all respects, Valmont Sub will procure that Delta applies to the UK Listing Authority for the cancellation of listing of Delta Shares on the Official List and to the London Stock Exchange for the cancellation of admission to trading of Delta Shares on its market for listed securities.

Delta has agreed to pay to Valmont Sub a termination fee of approximately £2.87 million (inclusive of any VAT unless recoverable), or approximately $4.34 million based on the exchange rate at the close of trading in New York on March 3, 2010, in the event that:  (A) the Delta directors (i) fail to recommend unanimously and on an unqualified basis in the tender offer document that Delta shareholders accept the Offer, or (ii) withdraw or adversely modify the terms of their recommendation of the Offer, or (iii) recommend a competing proposal, or (iv) agree or resolve to take any such action; or  (B) one or more competing proposals are made and a competing proposal subsequently becomes or is declared unconditional in all respects or is completed.

Valmont Sub expects the offer document and the form of acceptance to be mailed to Delta shareholders (and, for information only, to Delta option holders) shortly.  In accordance with Rule 19.11 of the City Code, a copy of this announcement will be available free of charge, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, for inspection on the following websites by no later than March 5, 2010:  www.valmont.com and www.deltaplc.com.  None of the information contained in or linked to Valmont or Delta’s websites shall be deemed to be incorporated by reference or otherwise form a part of this Current Report.

Valmont is furnishing the Rule 2.5 Announcement and Valmont’s press release as Exhibits 2.1 and 99.1 hereto, respectively, both of which are incorporated herein by reference. The information contained in this Current Report, including Exhibits 2.1 and 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this

Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

2.1                                 Rule 2.5 Announcement.

99.1                           Press release dated  March 4, 2010.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on assumptions that management has made in light of experience in the industries in which Valmont operates, as well as management’s perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances.  As you read and consider this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties (some of which are beyond Valmont’s control) and assumptions.  Although management believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Valmont’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements.  These factors include among other things, risk factors described from time to time in Valmont’s reports to the Securities and Exchange Commission, as well as future economic and market circumstances, industry conditions, company performance and financial results, operating efficiencies, availability and price of raw material, availability and market acceptance of new products, product pricing, domestic and international competitive environments, and actions and policy changes of domestic and foreign governments.  Valmont cautions that any forward-looking statement included in this Current Report on Form 8-K is made as of the date of this Current Report on Form 8-K and Valmont does not undertake to update any forward-looking statement.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Offer or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date: March 4, 2010

	By:	/s/ Terry J. McClain
Name: Terry J. McClain
Title: Senior Vice President and Chief Financial Officer